UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2009
HELIOS & MATHESON NORTH AMERICA INC.
(Exact name of registrant as specified in its charter)

New York	0-22945	13-3169913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South, New York, New York	10003

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 979-8228
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
On March 30, 2009, Helios & Matheson North America Inc.’s $1.0 million line of credit with Keltic Financial Partners, LP, which was set to expire on June 27, 2009, was extended through December 31, 2009 under the same terms and conditions (the “Loan Agreement extension”).
A complete copy of the Loan Agreement extension is filed as Exhibit 10.1, and is incorporated by reference, to this report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT 10.1	Extension of Restated and Amended Loan and Security Agreement
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON NORTH AMERICA INC.
By:	/s/ Salvatore Quadrino
Interim Chief Executive Officer
and Chief Financial Officer
Date: March 31, 2009

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Extension of Restated and Amended Loan and Security Agreement